UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 21, 2007

AMERICAN CRYSTAL SUGAR COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	33-83868; 333-11693; and 333-32251	84-0004720
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

101 NORTH THIRD STREET
MOORHEAD, MN 56560		(218) 236-4400
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02              Departure of Officers and Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2007 the Board of Directors of American Crystal Sugar Company (the “Company”) elected David A. Berg, 52, as President of the Company.  Mr. Berg has served as the Company’s Vice President-Operations and Chief Operations Officer since January 2004.  Prior to that appointment, Mr. Berg was Vice President-Agriculture of the Company from December 2000 to January 2004 and Vice President-Administration of the Company from October 1998 to December 2000.  From 1994 to 1998, Mr. Berg served as the Company’s Vice President-Business Development, Vice President-Strategic Planning, Director-Market Information, Manager of Marketing and Analysis and Manager-Economic Research.  Mr. Berg currently serves on the Board of Governors of ProGold Limited Liability Company and as Chairman of the Board of Managers of Crystech, LLC.   Mr. Berg holds a degree in Mass Communication from Minnesota State University Moorhead and a Masters in Agricultural Economics from North Dakota State University.

James J. Horvath, who has served as the Company’s Chief Executive Officer and President since 1998, will continue to serve as the Company’s Chief Executive Officer while Mr. Berg will assume the position of President.

In connection with his election as President, the Company and Mr. Berg entered into an employment agreement.  Mr. Berg, whose initial base salary will be $324,000, will continue to participate in other incentive compensation and benefit programs available to the Company’s executive officers.  If Mr. Berg is terminated without cause he will be eligible for severance pay equal to two times his then current base salary. The Agreement further provides that Mr. Berg will assume the added role of Chief Executive Officer upon the retirement of James J. Horvath.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit 99.1                                    Press release dated March 22, 2007

This report contains forward-looking statements and information based upon assumptions by the Company’s management.  These forward-looking statements can be identified by the use of forward-looking terminology such as “expects”, “believes”, “will” or similar verbs or expressions.  If any of management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could materially differ from those anticipated by such forward-looking statements.  The differences could be caused by a number of factors or combination of factors, including, but not limited to, those factors influencing the Company and its business which are described in  “Risk Factors” section contained in the Company’s Annual Report on Form 10-K for fiscal year 2006.  Readers are urged to consider these factors when evaluating any forward-looking statement.  The Company undertakes no obligation to update any forward-looking statements in this report to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CRYSTAL SUGAR COMPANY

Dated:	March 23, 2007		/s/ Mark Kalvoda
		By:	Mark Kalvoda
		Its:	Corporate Controller and Chief Accounting Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 21, 2007	33-83868; 333-11693; and 333-32251

AMERICAN CRYSTAL SUGAR COMPANY

EXHIBIT NO.	ITEM
99.1	Press release dated March 22, 2007